Earnings Per Share ("EPS")	12 Months Ended
Jul. 01, 2012
Earnings Per Share ("EPS") [Abstract]
EARNINGS PER SHARE ("EPS")

EARNINGS PER SHARE (“EPS”)

Basic earnings per share is computed on the basis of the weighted average number of shares of common stock outstanding during the period. Diluted earnings per share is computed on the basis of the weighted average number of shares of common stock plus the potential dilutive common shares outstanding during the period using the treasury stock method. Potential dilutive common shares include outstanding stock options and restricted stock awards. A reconciliation of the components of the basic and diluted per share computations follows (in thousands, except per share amounts):

	2012			2011			2010
	Net Income	Shares	Per Share Amount	Net Income	Shares	Per Share Amount	Net Income	Shares	Per Share Amount
Basic EPS	$8,793	3,300	$2.66	$5,418	3,285	$1.65	$3,421	3,271	$1.05

Stock-based compensation		30			38			9

Diluted EPS	$8,793	3,330	$2.64	$5,418	3,323	$1.63	$3,421	3,280	$1.04

As of July 1, 2012, options to purchase 248,000 shares of common stock at a weighted-average exercise price of $33.75 were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive. As of July 3, 2011, options to purchase 142,000 shares of common stock at a weighted-average exercise price of $43.57 were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive. As of June 27, 2010, options to purchase 207,650 shares of common stock at a weighted-average exercise price of $42.17 were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.

Net earnings available to participating securities were not significant in any of the years presented. We consider restricted stock that provides the holder with a non-forfeitable right to receive dividends to be a participating security.